SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 15, 1999

                                  Cinergy Corp.
             (Exact name of registrant as specified in its charter)
             Delaware             1-11377               31-1385023
            (State of           (Commission           (IRS Employer
            incorporation)      File Number)        Identification No.)


                       139 East Fourth Street, Cincinnati,
                    OH 45202 (Address of principal executive
                               offices) (Zip Code)

       Registrant's telephone number, including area code: (513) 287-2644




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TABLE OF CONTENTS


 Item                                                               Page
Number                                                             Number

2    Aquisition or Disposition of Assets

7    Financial Statements and Exhibits
       Cinergy Corp.
         Consolidated Pro Forma Balance Sheets at March 31, 1999 Consolidated Pro Forma Statement of Income for the
            Quarter ended March 31, 1999 . . . . . . . . . . . .
       Consolidated Pro Forma Statement of Income for the
            Year ended December 31, 1998 . .. . . . . . . . . . . .
       Pro Forma Adjustment Entries . .... . . . . . . . . . . .

       Signature

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

As previously reported, Cinergy Corp. ("Cinergy") and GPU, Inc. ("GPU") entered into an agreement for GPU to buy Cinergy's 50% stake in Avon Energy Partners Holdings ("Avon"), which indirectly owns Midlands Electricity plc. Avon was formed in 1996 along with its wholly owned subsidiary, Avon Energy Partners plc, for the purpose of acquiring all the outstanding ordinary shares of Midlands Electricity plc ("Midlands"). Midlands is headquartered in Worcester, England and is one of 12 regional electricity companies in England and Wales. Midlands distributes electricity to 2.2 million customers in a 5,000-square-mile franchise service area that includes Birmingham, the U.K.'s second largest city. Midlands owns and operates approximately 40,000 miles of overhead and underground circuit. Cinergy's stake in Avon was held by Cinergy UK, Inc. ("Cinergy UK").

On July 15, 1999, the transaction was completed using a capital reduction agreement. Under the agreement, Avon cancelled all shares of its capital stock held by Cinergy UK in return for a payment of 452,500,000 pounds sterling UK (approximately $705 million) to Cinergy UK, a net cash transaction of approximately $600 million after income taxes. After the completion of the transaction, GPU indirectly holds all of the capital stock in Avon. Cinergy Global Resources, Inc., a direct subsidiary of Cinergy Corp., retained Midlands' gas trading operation.

ITEM 7.  FINANCIAL STATEMENTS


                                  CINERGY CORP.
                           CONSOLIDATED BALANCE SHEETS
                              As of March 31, 1999
                                   (unaudited)
                             (dollars in thousands)


ASSETS

                                                         Pro Forma
                                             Actual     Adjustments    Pro Forma

Current Assets

  Cash and temporary cash investments    $    92,652  $ 705,000 (1) $   163,652
                                                        (20,000)(2)
                                                        (14,000)(3)
                                                       (600,000)(7)
  Restricted deposits                          3,641                      3,641
  Notes receivable                                59                         59
  Accounts receivable less accumulated
  provision
    for doubtful accounts of $31,355
    at March
    31, 1999, and $25,622 at December
    31, 1998                                 397,686                    397,686
  Materials, supplies, and fuel - at
  average cost                               180,969                    180,969
  Prepayments and other                       73,692                     73,692
  Energy risk management assets              703,278                    703,278
                                         -----------  ----------    -----------
                                           1,451,977     71,000       1,522,977

Utility Plant - Original Cost
  In service
    Electric                               9,248,374                  9,248,374
    Gas                                      794,785                    794,785
    Common                                   197,299                    197,299
                                         -----------                -----------
                                          10,240,458                 10,240,458
  Accumulated depreciation                 4,100,406                  4,100,406
                                         -----------                -----------
                                           6,140,052                  6,140,052
  Construction work in progress              209,461                    209,461
                                         -----------                -----------
      Total utility plant                  6,349,513                  6,349,513

Other Assets
 Regulatory assets                           940,386                    940,386
  Investments in unconsolidated
  subsidiaries                               645,250    (583,000)(1)     62,250
  Other                                      459,022                    459,022
                                         -----------   ----------   -----------
                                           2,044,658    (583,000)     1,461,658

                                         $ 9,846,148   $(512,000)   $ 9,334,148

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


                                  CINERGY CORP.
                           CONSOLIDATED BALANCE SHEETS
                              As of March 31, 1999
                                   (unaudited)
                             (dollars in thousands)

LIABILITIES AND SHAREHOLDERS' EQUITY
                                                        Pro Forma
                                            Actual     Adjustments    Pro Forma
Current Liabilities
  Accounts payable                       $  433,732    $  3,000 (4)  $  436,732
  Accrued taxes                             240,179      32,000 (6)     272,179
  Accrued interest                           40,878      (4,000)(2)      22,878
                                                        (14,000)(3)
  Notes payable and other short-term
  obligations                             1,052,811    (600,000)(7)     452,811
  Long-term debt due within one year         25,959                      25,959
  Energy risk management liabilities        828,424                     828,424
  Other                                      86,814                      86,814
                                         ----------   ----------     ----------
                                          2,708,797    (583,000)      2,125,797

Non-Current Liabilities
  Long-term debt                          2,605,657                   2,605,657
  Deferred income taxes                   1,100,473                   1,100,473
  Unamortized investment tax credits        154,381                     154,381
  Accrued pension and other
    postretirement benefit costs            323,949                     323,949
  Other                                     268,042                     268,042
                                         ----------                  ----------
                                          4,452,502                   4,452,502
    Total liabilities                     7,161,299    (583,000)      6,578,299

Cumulative Preferred Stock of
  Subsidiaries not subject to mandatory
  redemption                                 92,616                      92,616

Common Stock Equity
  Common stock - $.01 par value;
  authorized  shares - 600,000,000;
  outstanding shares - 158,779,900
  at March 31, 1999, and 158,664,532
  at December 31, 1998                        1,588                       1,588
  Paid-in capital                         1,598,884                   1,598,884
  Retained earnings                       1,001,034       68,000      1,069,034
  Accumulated other comprehensive loss       (9,273)       3,000 (5)     (6,273)
Total common stock equity                 2,592,233       71,000      2,663,233
                                         ----------    ----------    ----------
                                         $9,846,148    $(512,000)    $9,334,148

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

                                  CINERGY CORP.
                   CONSOLIDATED PRO FORMA STATEMENT OF INCOME
                     For the Quarter Ended March 31, 1999
                                   (unaudited)
                    (dollars in thousands, except per share amounts)

                                                       Pro Forma
                                           Actual     Adjustments     Pro Forma

Operating Revenues
  Electric                              $  968,532                    $ 968,532
  Gas                                      421,308                      421,308
  Other                                     12,439                       12,439
                                        ----------                   ----------
                                         1,402,279                    1,402,279

Operating Expenses
  Fuel and purchased and exchanged
  power                                    433,169                      433,169
  Gas purchased                            334,402                      334,402
  Other operation and maintenance          244,548                      244,548
  Depreciation and amortization             86,477                       86,477
  Taxes other than income taxes             69,534                       69,534
                                        ----------                   ----------
                                         1,168,130                    1,168,130

Operating Income                           234,149                      234,149

Equity in Earnings of Unconsolidated
  Subsidiaries                              44,682    $(45,000)(1)         (318)

Other Income and (Expenses) - Net          (11,886)                     (11,886)

Interest                                    60,772      (3,000)(2)       49,772
                                        ----------      (8,000)(2)   ----------


Income Before Taxes                        206,173     (34,000)         172,173

Income Taxes                                77,564     (15,000)(1)       66,564
                                                         1,000 (2)
                                                         3,000 (3)

Preferred Dividend Requirements
  of Subsidiaries                            1,364                        1,364
                                        ----------                   ----------

Net Income                              $  127,245    $(23,000)      $  104,245



Average Common Shares Outstanding          158,746                      158,746

Earnings Per Common Share
  Net income                                 $0.80                        $0.66

Earnings Per Common Share - Assuming
  Dilution net income                        $0.80                        $0.66

Dividends Declared Per Common Share          $0.45                        $0.45



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


                                  CINERGY CORP.
                        CONSOLIDATED PRO FORMA STATEMENT OF INCOME
                      For the Year Ended December 31, 1998
                                   (unaudited)
                    (dollars in thousands, except per share amounts)

                                                       Pro Forma
                                            Actual    Adjustments    Pro Forma

Operating Revenues
  Electric                               $4,747,235                 $4,747,235
  Gas                                     1,060,664                  1,060,664
  Other                                      68,395                     68,395
                                         ----------                 ----------
                                          5,876,294                  5,876,294

Operating Expenses
  Fuel and purchased and exchanged
    power                                 2,846,323                  2,846,323
  Gas purchased                             857,010                    857,010
  Other operation and maintenance         1,006,382                  1,006,382
  Depreciation and amortization             325,515                    325,515
  Taxes other than income taxes             274,635                    274,635
                                         ----------                 ----------
                                          5,309,865                  5,309,865

Operating Income                            566,429                    566,429

Equity in Earnings of Unconsolidated
  Subsidiaries                               51,484    $(57,000)(1)     (5,516)

Other Income and (Expenses) - Net            10,346                     10,346

Interest                                    243,587     (10,000)(2)    199,587
                                         ----------     ----------  ----------
                                                        (34,000)(3)

Income Before Taxes                         384,672     (13,000)       371,672

Income Taxes                                117,187     (10,000)(1)    122,187
                                                          3,000 (2)
                                                         12,000 (3)

Preferred Dividend Requirements
  of Subsidiaries                             6,517                      6,517
                                         ----------    ----------   ----------

Net Income Before Extraordinary Item     $  260,968    $  (18,000)  $  242,968

Average Common Shares Outstanding           158,238                    158,238

Earnings Per Common Share                     $1.65                      $1.54
Earnings Per Common Share - Assuming
  Dilution                                    $1.65                      $1.54

Dividends Declared Per Common Share           $1.80                      $1.80

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



                                  CINERGY CORP.
                 PRO FORMA ADJUSTMENT ENTRIES RELATED TO ITEM 2
             FOR THE CONSOLIDATED BALANCE SHEET AS OF MARCH 31, 1999
                                 (dollars in millions)


Entry 1
Cash and Temporary Cash Investments                   705
    Investments in Unconsolidated Subsidiaries                          583
    Other Income and Expense                                            122

To reflect the cash received for the transaction

Entry 2
Other Income and Expense                               16
Accrued Interest                                        4
    Cash and Temporary Cash Investments                                  20

To reflect the additional costs and reflect the closing of the associated currency swap

Entry 3
Accrued Interest                                       14
    Cash and Temporary Cash Investments                                  14

To reflect the closing of the notional amount of the swap

Entry 4
Other Income and Expense                                3
    Accounts Payable                                                      3

To reflect expenses related to the sales transaction

Entry 5
Accrued Interest                                        3
    Accumulated Other Comprehensive loss                                  3

To eliminate the currency translation amounts associated with the transaction

Entry 6
Income Taxes                                           32
    Accrued Taxes                                                        32

To reflect the tax effect of the transaction


Entry 7
Notes Payable and Other Short-Term Obligations        600
    Cash and Temporary Cash Investments                                     600

To reflect the use of the proceeds from the transaction




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



                                  CINERGY CORP.
                 PRO FORMA ADJUSTMENT ENTRIES RELATED TO ITEM 2
   FOR THE CONSOLIDATED INCOME STATEMENT FOR THE QUARTER ENDED MARCH 31, 1999
                                 (dollars in millions)


Entry 1
Equity in Earnings of Unconsolidated Subsidieries      45
Accrued Taxes                                          15
    Income Taxes                                                         15
    Investments in Unconsolidated Subsidieries                           45

To reflect the direct earnings impact of the transaction

Entry 2
Accrued Interest                                        3
Income Taxes                                            1
    Interest Expense                                                      3
    Accrued Taxes                                                         1

To reflect the impact of the removal of the interest rate swap

Entry 3
Accrued Interest                                        8
Income Taxes                                            3
    Interest Expense                                                      8
    Accrued Taxes                                                         3

To  reflect  the  decrease  in  associated   interest  expense  related  to  the
transaction




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



                                  CINERGY CORP.
                 PRO FORMA ADJUSTMENT ENTRIES RELATED TO ITEM 2
   FOR THE CONSOLIDATED INCOME STATEMENT FOR THE YEAR ENDED DECEMBER 31, 1998


Entry 1
Equity in Earnings of Unconsolidated Subsidieries      57
Accrued Taxes                                          10
    Income Taxes                                                         10
    Investments in Unconsolidated Subsidieries                           57

To reflect the direct earnings impact of the transaction

Entry 2
Accrued Interest                                       10
Income Taxes                                            3
    Interest Expense                                                     10
    Accrued Taxes                                                         3

To reflect the impact of the removal of the interest rate swap

Entry 3
Accrued Interest                                       34
Income Taxes                                           12
    Interest Expense                                                     34
    Accrued Taxes                                                        12

To  reflect  the  decrease  in  associated   interest  expense  related  to  the
transaction






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                                 SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                Cinergy Corp._________
                                                (Registrant)




Date:  July 29, 1999               By:       /s/ Bernard F. Roberts
                                       --------------------------------
                                               Bernard F. Roberts
                                          Vice President and Comptroller
                                                (Signature)